Virtus Short/Intermediate Bond Fund and Virtus Tax-Exempt Bond Fund,

each a series of Virtus Insight Trust

Supplement dated March 16, 2012 to the

Virtus Short/Intermediate Bond Fund and Virtus Tax-Exempt Bond Fund

Summary Prospectuses and the Virtus Insight Trust Statutory Prospectus,

each dated May 1, 2011, as supplemented

IMPORTANT NOTICE TO INVESTORS

On February 29, 2012, the Board of Trustees for the Funds approved, and recommended approval by shareholders at a Special Meeting of Shareholders to be held on May 15, 2012, the following proposal:

To approve a Subadvisory Agreement between Newfleet Asset Management, LLC (“Newfleet”) and Virtus Investment Advisers, Inc. (“VIA”), on behalf of each Fund, thereby replacing each Fund’s current subadviser.

As Subadviser, Newfleet would be responsible for the day-to-day management of each Fund’s portfolio.

The Funds would pay no fee directly to Newfleet as the Subadviser. Under the Subadvisory Agreement, the fee to be paid by VIA to the Subadviser would be 50% of the net investment management fee. If approved, the Subadvisory Agreement would have an initial term through December 31, 2013. The Subadvisory Agreement would continue thereafter on a year-to-year basis with the approval of the Funds’ Trustees, including a majority of the Independent Trustees.

Information about Newfleet

Newfleet, an affiliate of VIA, has locations at 909 Montgomery Street, San Francisco, CA 94133 and 100 Pearl Street, Hartford, CT 06103. Newfleet acts as subadviser to open-end mutual funds and closed-end funds, and as adviser to institutions and individuals. As of December 31, 2011, Newfleet had approximately $8.1 billion in assets under management. Newfleet has been an investment adviser since 1989.

For more information about this proposal, please refer to the Funds’ Proxy Statement expected to be filed by Virtus Insight Trust with the Securities and Exchange Commission (“SEC”) on or about April 9, 2012 by visiting the SEC’s Web site at www.sec.gov. The Funds’ Proxy Statement will be mailed to shareholders of the Funds as of the record date.

Investors should retain this supplement with the Prospectuses for future reference.

VIT 8003/SIBF&TEBF SA (3/12)